Exhibit 10.1

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of August 25, 2015, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”, and together with Parent and Callaway Sales, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers and the Canadian Borrower, collectively, “Borrowers”), and the other Obligors party hereto.

RECITALS

A. Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Second Amended and Restated Loan and Security Agreement dated as of December 22, 2011 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Obligors have requested that Agent and the Required Lenders amend the Loan Agreement, which Agent and the Required Lenders are willing to do pursuant to the terms and conditions set forth herein.

C. Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) The following definitions are hereby added to Section 1.1 of the Loan Agreement in their proper alphabetical order:

Fifth Amendment: means that certain Fifth Amendment to Second Amended and Restated Loan and Security, dated as of the Fifth Amendment Effective Date, by and among Agent, the Borrowers, the other Obligors party thereto and the financial institutions party thereto.

Fifth Amendment Effective Date: means August 25, 2015.

Fifth Amendment Transaction Expenses: means the transaction expenses incurred by the Obligors in connection with the Fifth Amendment, the Incentive Payment and the conversion of the Convertible Debt into common stock of Parent during the period beginning with the Fifth Amendment Effective Date and ending December 31, 2015 in an aggregate amount not to exceed $2,500,000.

Fixed Charges: the sum of cash interest expense, principal payments made on Borrowed Money, and Distributions made (other than Distributions made to Obligors to the extent permitted hereunder). For the avoidance of doubt, Fixed Charges shall not include the Incentive Payment.

Incentive Payment: means the payment in cash by Parent of no more than $400,000 in the aggregate to the holders of the Convertible Debt no later than 15 days after the Fifth Amendment Effective Date in connection with the conversion by such holders of their holdings of the Convertible Debt into common stock of Parent.

Redemption Payment: means the prepayment in cash by Parent of no more than $20,000,000 in the aggregate of the Convertible Debt no later than December 31, 2015 in connection with the redemption of the Convertible Debt by any holders of the Convertible Debt in accordance with the terms thereof and subject to the terms hereof.

(b) The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

EBITDA: determined on a consolidated basis for Parent and Subsidiaries, net income, calculated before interest expense, non-cash stock compensation expense, provision for income taxes, depreciation and amortization expense, other non-cash expenses (except to the extent representing a reserve or accrual for cash expenses in another period) of Borrower Agent and its subsidiaries (including, without limitation, non-cash amounts related to any downsizing, restructuring or partial close of any operations of Borrower Agent or any of its subsidiaries), gains or losses arising from the sale of capital assets, gains arising from the write-up of assets, any extraordinary gains, any gains on account of a transaction which results in Parent receiving Top Golf Proceeds, and any Fifth Amendment Transaction Expenses (in each case, to the extent included in determining net income).

Fixed Charge Coverage Ratio: the ratio, determined on a consolidated basis for Parent and its Subsidiaries for the most recent twelve calendar months, of (a) EBITDA minus Capital Expenditures (except those financed with Borrowed Money other than Revolver Loans) and cash taxes paid (which amount may not be less than zero), to (b) Fixed Charges; provided, however, that (i) solely for the purposes of calculating the Fixed Charge Coverage Ratio under Section 10.3.1, Fixed Charges shall not include any Excluded Stock Repurchases, and (ii) Fixed Charges shall not include any Redemption Payment.

(c) Section 10.2.10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

2

“10.2.10. Restrictions on Payment of Certain Debt. Make any (a) payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any Debt which is subordinated to the Obligations, except regularly scheduled payments of principal, interest and fees, but only to the extent permitted under any subordination agreement relating to such Debt (and a Senior Officer of Borrower Agent shall certify to Agent, not less than five Business Days prior to the date of payment, that all conditions under such agreement have been satisfied); (b) any voluntary payments with respect to any Borrowed Money (other than the Obligations and any intercompany obligations) prior to its due date; provided, however, that the restriction set forth in clause (b) shall not apply to (i) any payment if either: (A) (1) on a pro forma basis after giving effect to such payment, Net Excess Availability has been greater than an amount equal to 15% of the Maximum Facility Amount at all times during the thirty (30) day period immediately prior to the making of such payment, (2) Net Excess Availability is greater than an amount equal to 15% of the Maximum Facility Amount after giving effect to such payment, and (3) the Fixed Charge Coverage Ratio, on a pro forma basis after giving effect to such payment (calculated on a trailing twelve month basis recomputed for the most recent month for which financial statements have been delivered) is not less than 1.0 to 1.0; or (B) (1) average daily Net Excess Availability, on a pro forma basis after giving effect to such payment, has been greater than an amount equal to 20% of the Maximum Facility Amount for the ninety (90) day period immediately prior to the making of such payment, and (2) Net Excess Availability is greater than an amount equal to 20% of the Maximum Facility Amount after giving effect to such payment, or (ii) the making of the Incentive Payment in accordance with the definition thereof.”

2. Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a) Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Required Lenders in a sufficient number of counterparts for distribution to all parties.

(b) Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(c) No Default. No event has occurred and is continuing that constitutes an Event of Default.

(d) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3. Representations and Warranties. Each Obligor represents and warrants as follows:

(a) Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

3

(b) Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

6. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

4

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7. Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.

8. Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

5

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS:

CALLAWAY GOLF COMPANY, a Delaware corporation

By:	/s/ Oliver G. Brewer III
Name:	Oliver G. Brewer III
Title:	President and Chief Executive Officer

CALLAWAY GOLF SALES COMPANY, a California corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF CANADA LTD., a Canada corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England and Wales

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF INTERACTIVE, INC. a Texas corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation

By:	/s/ Patrick S. Burke
Name:	Patrick S. Burke
Title:	Director

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED, a company limited by shares incorporated under the laws of England and Wales

By:	/s/ Brian P. Lynch
Name:	Brian P. Lynch
Title:	Secretary

AGENT AND LENDERS

BANK OF AMERICA, N.A., as Agent and as a U.S. Lender

By:	/s/ Stephen King
Name:	Stephen King
Title:	Senior Vice President

BANK OF AMERICA, N.A.
(acting through its Canada branch), as a Canadian Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

BANK OF AMERICA, N.A.
(acting through its London branch), as a U.K. Lender

By:	/s/ Stephen King
Name:	Stephen King
Title:	Senior Vice President

MUFG UNION BANK N.A.,
as a U.S. Lender and a U.K. Lender

By:	/s/ Todd Eggertsen
Name:	Todd Eggertsen
Title:	Director

By:
Name:
Title:

UNION BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Anne Collins
Name:	Anne Collins
Title:	Director

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as a U.S. Lender

By:	/s/ Rina Shinoda
Name:	Rina Shinoda
Title:	Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

WELLS FARGO BANK, N.A.
(London Branch), as a U.K. Lender

By:	/s/ N.B. Hoga
Name:	N.B. Hoga
Title:	Authorized Signatory

SUNTRUST BANK,
as a U.S. Lender, a Canadian Lender and a U.K. Lender

By:	/s/ Leena Stover
Name:	Leena Stover
Title:	Vice President